UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2018

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 490-8590

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Corporation as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 14, 2018, Dr. Thomas Cellucci, the Chairman and CEO of Bravatek Solutions, Inc. (the “Corporation”), who is currently traveling overseas, was notified by its investor relations firm that the firm had on November 13, 2018, disseminated by email portions of internal minutes of a meeting of the Corporation’s Board of Directors without Corporation authorization to do so. The firm is no longer representing the Corporation as a result of this dissemination.

The Corporation hereby discloses the potentially material non-public information contained in the dissemination as follows:

The Corporation’s Board of Directors considered effecting a reverse stock split for the following reasons:

•	An outside consultant with years of experience as a CEO and CFO in the OTC space outlined several reasons to effect a reverse split to allow the Corporation to access capital as the Corporation is executing on its growth path; the Corporation is a “turn-around” effort, and the Board of Directors has been pleased with the Corporation’s global security platform approach and ever-increasing revenues.

•	The substantive rejection by the SEC on October 31, 2018, of the Corporation’s S-1 registration statement for the Triton equity line funding because the Corporation is only trading at the OTC “Pink” level means that the Corporation will not be able to access necessary equity line funding and more attractive financing alternatives until the Corporation’s stock price is above $0.01/share, and the Corporation is able to uplist to the OTCQB. To reach the minimum traded stock price required to uplist to the OTCQB at this time, the Corporation would need to effect a reverse stock split.

•	The Corporation has been advised by several sources that “penny stocks” trading at share prices below $1.00 or $5.00/share will no longer be cleared by some penny stock clearing firms, and trading by some brokers of those penny stocks will otherwise be limited.

•	The Corporation has been advised by potential funding sources that they will not seriously consider investing in companies with share prices below a few dollars per share.

•	The Corporation needs an attractive share price to make more stock acquisitions.

•	The Corporation has a good faith duty to ensure that the Corporation’s stock price is sufficient such that owners of firm(s) the Corporation has acquired or will acquire can get their shares of Corporation common stock (issued to those owners in consideration of their interests in the Corporation’s acquisition target companies) accepted by their brokers.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: November 14, 2018	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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